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                                                                 EXHIBIT 10.61.2

                                                                  EXECUTION COPY

                 SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT

         SECOND AMENDMENT AND WAIVER, dated as of July 12,2001 (this "Amendment"), to the Existing Credit Agreement (as defined below), among FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation (the "Borrower"), and the Lenders (as defined below) signatory hereto.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, various financial institutions and other Persons from time to time parties thereto (collectively, the "Lenders"), Bank of America, N.A., as the Administrative Agent, Chase Securities Inc., as the Syndication Agent, Morgan Stanley Senior Funding, Inc., as the Documentation Agent, and Paribas, as the Co-Documentation Agent, are parties to the Credit Agreement, dated as of February 10,2000, (as amended by Amendment No. I thereto, dated as of March 20,2001, and as further amended, supplemented, amended and restated or otherwise modified through the date hereof, the "Existing. Credit Agreement", and together with this Amendment, the "Credit Agreement");

         WHEREAS, the Borrower desires to amend and seek waivers to the Existing Credit Agreement as set forth herein; and

         WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend and waive the Existing Credit Agreement in certain respects as provided below;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

         "Amendment" is defined in the preamble.

         "Borrower" is defined in the preamble.

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         "Credit Agreement" is defined in the first recital.

         "Existing Credit Agreement" is defined in the first recital.

         "Second Amendment Effective Date" is defined in Section 4.1.

         SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                   ARTICLE II
                         AMENDMENTS TO CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Article 11; except as so amended, the Existing Credit Agreement shall continue in full force and effect.

         SECTION 2.1. Amendments to Article I. Article I of the Existing Credit Agreement is hereby amended as follows:

         SECTION 2.1.1 Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical sequence.

                  "Amendment No. 2" means the Second Amendment and Waiver to Credit Agreement, dated as of July 12,2001, among the Borrower and the Lenders party thereto.

                  "Contributed Subsidiaries" means the following Subsidiaries of the Borrower: Fidelity National Credit Services, Inc., Fidelity National Flood Services, Inc, and Fidelity National Tax Service, Inc.; and the following Subsidiaries of the Company: Market Intelligence, Inc. and International Data Management, Inc.

                  "VISTA" means Vista Information Solutions, Inc., a Delaware corporation and upon consummation of the VISTA Transaction, to be renamed Fidelity National Information Solutions, Inc.

                  "VISTA Transaction" means the transactions whereby the Borrower will contribute the capital stock of the Contributed Subsidiaries to VISTA in exchange for approximately 77% of the capital stock of VISTA resulting in VISTA becoming a majority-owned Subsidiary of the Borrower.

         SECTION 2.1.2. Section 1.1 of the Existing Credit Agreement is hereby further amended by amending the definition of "Excluded Subsidiaries" by inserting the ", VISTA" immediately

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following the words "Micro General" contained therein, it being understood and agreed that VISTA shall thereby not be required to execute the Subsidiary Guaranty, but shall be subject to the requirements of Section 8.3(b) of the Existing Credit Agreement and the VISTA Transaction shall be included for purposes of computations made under Section 8.3(b) of the Existing Credit Agreement; provided, however, that with respect to the Contributed Subsidiaries, the amounts allocated to goodwill in connection with the Borrower's acquisition of Chicago Title Corporation shall be excluded from the computation made under
Section 8.3(b).

                                  ARTICLE III
                                    WAIVERS

         By their signatures hereto, effective as of the Second Amendment Effective Date, the Majority Lenders hereby waive the requirements of Sections 8.2(e) and 8.3(i) of the Existing Credit Agreement to the extent necessary to permit the Borrower to consummate the VISTA Transaction without complying with the terms thereof and without such transaction counting toward usage of baskets contained therein. Pursuant to Section 11.1 of the Existing Credit Agreement, this waiver is given specifically for the purpose of consummating the VISTA Transaction and as such this waiver has no force or effect with respect to any other provisions of, or any other rights or duties owing under, the Existing Credit Agreement.

                                   ARTICLE IV
                          CONDITIONS TO EFFECTIVENESS

         SECTION 4.1 Amendment Effective Date. This Amendment (and the amendments and waivers contained herein) shall become effective as of the date first above written (the "Second Amendment Effective Date"), when all of the conditions set forth in this Section 4.1 have been fulfilled to the satisfaction of the Administrative Agent.

         SECTION 4.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower, the Administrative Agent and the Majority Lenders.

         SECTION 4.1.2. Fees and Expenses. The Administrative Agent shall have received all fees and expenses owing to it, including expenses referenced in
Section 5.2 hereof.

         SECTION 4.1.3. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions

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contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.

                                   ARTICLE V
                                 MISCELLANEOUS

        SECTION 5.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

        SECTION 5.2. Loan Document Pursuant to Credit Agreement; Expenses; Limited Amendment and Waiver. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement. The Borrower agrees to pay, promptly upon invoicing therefor, all out of pocket expenses of the Administrative Agent in connection with the negotiation, execution and delivery of this Amendment, together with its expenses in connection with closing and post-closing matters related to the Existing Credit Agreement and in connection with Amendment No. 1. Except as expressly modified by this Amendment, all provisions of the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms.

        SECTION 5.3. Representations and Warranties. The Borrower hereby represents and warrants that (a) before and after giving effect to this Amendment the statements contained in Sections 5.2(b) and (c) of the Existing Credit Agreement are true and correct in all material respects as it made on the Second Amendment Effective Date, with all references therein to "Borrowing Date" being deemed to be references to the Second Amendment Effective Date and references therein to "Borrowing" being deemed to be references to the amendments and waivers effected by this Amendment, and (b) each of the Contributed Subsidiaries is not a Material Subsidiary.

        SECTION 5.4. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        SECTION 5.5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

        SECTION 5.6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

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         IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    FIDELITY NATIONAL FINANCIAL, INC.

                                    By: /s/ BRENT BICKETT
                                        ----------------------------------------
                                     Title: SVP-Corporate Finance

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                                    ACKNOWLEDGED:
                                    BANK OF AMERICA,
                                    as Administrative Agent and a Lender

                                    By: /s/ Debra Basler
                                        ----------------------------------------
                                     Title:  DEBRA BASLER
                                            Vice President.

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                                    LENDERS:

                                    BANCA COMMERCIALE ITALIANA - NEW
                                    YORK BRANCH

                                    By: ________________________________________
                                        Title:

                                       -7-

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                                    BANCA DI ROMA - SAN FRANCISCO

                                    By: /s/ Luca Balestra
                                    --------------------------------------------
                                    Name:  Luca Balestra (#25050)
                                    Title: Senior Vice President and Manager

                                    By: /s/ Richard G. Dietz
                                    --------------------------------------------
                                    Name:  Richard G. Dietz (#97271)
                                    Title: Vice President

                                       -8-

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                                    BANK OF MONTREAL

                                    By: /s/ Kanu Modi
                                        ----------------------------------------
                                        Title: KANU MODI
                                               DIRECTOR

                                       -9-

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                                    BANK ONE, NA (MAIN OFFICE CHICAGO)

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Title: Vice President

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                                    COMERICA BANK - CALIFORNIA

                                    By: /s/ Stephen M. Barkley
                                        ----------------------------------------
                                        Title: Stephen M. Barkley
                                               Senior Vice President

                                      -11-

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                                    THE DAI-ICHI KANGYO BANK, LTD.

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Title: Assistant Vice President

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                                    FIRST BANK & TRUST

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Title: Executive Vice President

                                      -13-

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                                    FIRSTAR BANK, N.A.

                                    By: /s/ JAMES SPREDEMANN
                                        ----------------------------------------
                                        Title: JAMES SPREDEMANN
                                                VICE PRESIDENT

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                                    FIRST HAWAIIAN BANK

                                    By: ________________________________________
                                        Title:

                                      -15-

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                                    FIRST UNION NATIONAL BANK

                                    By: /s/  Daniel J. Norton
                                        ----------------------------------------
                                        Title:
                                                Daniel J. Norton
                                                Director

                                      -16-

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                                    FLEET NATIONAL, BANK

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Title: Director

                                      -17-

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                                    IMPERIAL BANK, A CALIFORNIA BANKlNG
                                      CORPORATION

                                    By: /s/ James F. Cooper
                                        ----------------------------------------
                                        Title: James F. Cooper
                                               First Vice President

                                      -18-

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                                    LASALLE BANK NATIONAL ASSOCIATION

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Title: Senior Vice President

                                      -19-

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                                    MITSUBISHI TRUST & BANKING
                                      CORPORATION (U.S.A.)

                                    By: ________________________________________
                                        Title:

                                        -20-

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                                    SANWA BANK CALIFORNIA

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Title: Vice President

                                      -21-

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                                    SUMITOMO MITSUI BANKING CORP.

                                    By: /s/ Al Galluzzo
                                        ----------------------------------------
                                        Title:      AL GALLUZZO
                                               SENIOR VICE PRESIDENT

                                      -22-

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                                    UNION BANK OF CALIFORNIA, N.A.

                                    By: /s/ Joseph M. Argabrite
                                        ----------------------------------------
                                        Title: Joseph M. Argabrite
                                               Vice President

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                                    U.S. BANK NATIONAL ASSOCIATION

                                    By: /s/ Aaron J. Gordon
                                        ----------------------------------------
                                        Title: AARON J. GORDON
                                               VICE PRESIDENT

                                      -24-

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                                    WELLS FARGO BANK, N.A.

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Title: VICE PRESIDENT

                                    By: /s/ Matthew A. Frey
                                        ----------------------------------------
                                        Title: MATTHEW A. FREY
                                               Vice President

                                      -25-

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                                    WESTERN FINANCIAL BANK

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Title: Vice President

                                      -26-

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                                    THE FARMERS BANK OF CHINA

                                    By: /s/ George Lin
                                        ---------------------------------------
                                        Title: George Lin, VP & General Manager

                                      -27-

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                                    CHASE MANHATTAN BANK

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Title: MANAGING DIRECTOR

                                      -28-

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                                   TAIWAN BUSINESS BANK

                                    By: /s/ Henry M. T. Yee
                                        ----------------------------------------
                                        Title: Henry M. T. Yee
                                               Vice President & General Manager

                                      -29-

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                                    BNP PARIBAS

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Title: Managing Director

                                        /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                             [ILLEGIBLE]
                                            VICE PRESIDENT

                                      -30-

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                                    THE INTERNATIONAL COMMERCIAL BANK
                                    OF CHINA

                                    By: ________________________________________
                                        Title:

                                      -31-

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                                    FUJI BANK

                                    By: /s/ Masahito Fukuda
                                        ----------------------------------------
                                        Title: MASAHITO FUKUDA
                                               Senior Vice President

                                      -32-